Cash dividends	12 Months Ended
Dec. 31, 2012
Cash dividends
16.	Cash dividends

All dividends of the Company are made on a discretionary basis as determined by the Board of the Company. For the year ended December 31, 2012, the Company declared dividends to shareholders on common shares totaling $50,193 of which $42,850 were cash dividends (2011 - $32,426 of which were cash dividends) or $0.295 per common share (2011 - $0.24 per common share). The Board declared a dividend on the Company’s common shares of $0.0775 per share payable on January 15, 2013 to the shareholders of record on December 31, 2012.

On December 31, 2012, an initial dividend of $0.1603 per share totaling $769, Series A, was paid in cash to Preferred Share, Series A holders of record on December 17, 2012.